UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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Hilltop Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. M93047-P66956 HILLTOP HOLDINGS INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 12, 2015. HILLTOP HOLDINGS INC. 200 CRESCENT COURT, SUITE 1330 DALLAS, TX 75201 Meeting Type: Annual Meeting For holders as of: April 21, 2015 Date: June 12, 2015 Time: 10:00 AM Location: 2323 Victory Avenue 5th Floor Dallas, TX 75219

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents for this meeting or future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1. 2014 ANNUAL REPORT 2. NOTICE AND PROXY STATEMENT 3. FORM OF PROXY Proxy Materials Available to VIEW or RECEIVE: M93048-P66956 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the "shareholder meeting registration" link at www.proxyvote.com.

Voting Items 2. Advisory vote to approve executive compensation. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Hilltop Holdings Inc.'s independent registered public accounting firm for the 2015 fiscal year. The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof. 01) Charlotte Jones Anderson 02) Rhodes R. Bobbitt 03) Tracy A. Bolt 04) W. Joris Brinkerhoff 05) J. Taylor Crandall 06) Charles R. Cummings 07) Hill A. Feinberg 08) Gerald J. Ford 09) Jeremy B. Ford 10) J. Markham Green 11) William T. Hill, Jr. 12) James R. Huffines 13) Lee Lewis 14) Andrew J. Littlefair 15) W. Robert Nichols, III 16) C. Clifton Robinson 17) Kenneth D. Russell 18) A. Haag Sherman 19) Robert C. Taylor, Jr. 20) Carl B. Webb 21) Alan B. White 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: M93049-P66956

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